EXHIBIT 1


                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY



         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Statement on Schedule 13D to be filed with the Securities and Exchange Commission with respect to the Common Stock, par value $.01 per share, of Logan's Roadhouse, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

         In addition, each person whose signature appears below hereby constitutes and appoints John M. Day and Gene T. Aman his, her, or its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, her, or its and in his, her, or its name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of him, her, or it as an individual or entity pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary fully for all intents and purposes as he, she, or it might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement on this 7th day of January 1998.

                                A Few Valuable Businesses Partnership



                                By:  /s/ John M. Day
                                    ____________________________________(SEAL)
                                Name: John M. Day
                                      _________________________________________
                                Title: Managing Partner
                                       _________________________________________

                                Team Partnership



                                By:  /s/ John M. Day
                                    ____________________________________(SEAL)
                                Name: John M. Day
                                      _________________________________________
                                Title: Managing Partner
                                      _________________________________________



                                Capital Partner Investments Partnership



                                By:  /s/ John M. Day
                                    ____________________________________(SEAL)
                                Name: John M. Day
                                      _________________________________________
                                Title: Managing Partner
                                      _________________________________________



                                Maynard Capital Partners, L.L.C.



                                By:  /s/ John M. Day
                                    ____________________________________(SEAL)
                                Name: John M. Day
                                      _________________________________________
                                Title: Managing Partner
                                      _________________________________________



                                Investors Management Corporation


                                By:  /s/ R. A. Urquhart
                                    ____________________________________(SEAL)
                                Name: R. A. Urquhart
                                      _________________________________________
                                Title: Vice President
                                      _________________________________________

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

                                Maynard Trust



                                By:  /s/ Connie M. Maynard
                                    ____________________________________(SEAL)
                                Name: Connie M. Maynard
                                      _________________________________________
                                Title: Trustee
                                      _________________________________________


                                /s/ John M. Day
                                __________________________________________(SEAL)
                                  John M. Day


                                /s/ Gene T. Aman
                                __________________________________________(SEAL)
                                  Gene T. Aman


                                /s/ James H. Maynard
                                __________________________________________(SEAL)
                                  James H. Maynard


                                /s/ Ronald M. Barbee
                                __________________________________________(SEAL)
                                  Ronald M. Barbee


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